March 2017 Delek US Holdings Inc. Investor Presentation

Disclaimers 2 Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (“Delek Logistics”; collectively with Delek US, defined as “we”, “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL” respectively, and, as such, are governed by the rules and regulations of the United States Securities and Exchange Commission. These slides and any accompanying oral and written presentations contain forward-looking statements that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. These forward-looking statements include, but are not limited to, statements regarding the proposed merger with Alon USA Energy Inc. (“Alon”) , integration and transition plans, synergies, opportunities, anticipated future performance and financial position, and other factors. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements. These factors include but are not limited to: risks and uncertainties related to the expected timing and likelihood of completion of the proposed merger, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed merger that could reduce anticipated benefits or cause the parties to abandon the transaction, the ability to successfully integrate the businesses, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the possibility that stockholders of Delek US may not approve the issuance of new shares of common stock in the merger or that stockholders of Alon may not approve the merger agreement, the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Delek US' common stock or Alon's common stock, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Delek US and Alon to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies, uncertainty related to timing and amount of future share repurchases and dividend payments, risks and uncertainties with respect to the quantities and costs of crude oil we are able to obtain and the price of the refined petroleum products we ultimately sell; gains and losses from derivative instruments; management's ability to execute its strategy of growth through acquisitions and the transactional risks associated with acquisitions and dispositions; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; changes in the scope, costs, and/or timing of capital and maintenance projects; operating hazards inherent in transporting, storing and processing crude oil and intermediate and finished petroleum products; our competitive position and the effects of competition; the projected growth of the industries in which we operate; general economic and business conditions affecting the southern United States; and other risks contained in Delek US’, Delek Logistics’ and Alon’s filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics Partners undertakes any obligation to update or revise any such forward-looking statements. Non-GAAP Disclosures: Delek US and Delek Logistics each believe that the presentation of EBITDA, distributable cash flow and distribution coverage ratio provide useful information to investors in assessing its financial condition, its results of operations and cash flow its business is generating. EBITDA, distributable cash flow and distribution coverage ratio should not be considered as alternatives to net income, operating income, cash from operations or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. EBITDA, distributable cash flow and distribution coverage ratio have important limitations as analytical tools because they exclude some, but not all items that affect net income. Additionally, because EBITDA, distributable cash flow and distribution coverage ratio may be defined differently by other companies in its industry, Delek US' and Delek Logistics’ definitions may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. Please see reconciliations of EBITDA and distributable cash flow to their most directly comparable financial measures calculated and presented in accordance with U.S. GAAP in the appendix.

Strategic Combination with Financial Flexibility to Support Growth and Unlock Value

Delek US

- Grown through opportunistic acquisitions across multiple market cycles
- Expertise to invest in/improve operations
- Strong balance sheet

ALON USA

- Low cost reliable operator
- Retail expertise/largest 7-Eleven licensee
- Asphalt blending and marketing expertise
- Historically capital constrained

Creates a Permian Focused Refining System with Broadened Marketing Reach
Ability to unlock approximately $95 million of synergies (3) and $78 million of Logistics EBITDA(3)

Refining

- 7th largest independent refiner
- 4 locations – (2) TX, (1) AR, (1) LA
- More than 300,000 bpd of crude throughput capacity
- Near uniform technology and configuration
- Colonial Pipeline space of 600,000 barrels per month
- TEPPCO Pipeline space of 600,000 to 1.0m barrels per month(2)

Logistics

- Consists of Delek Logistics Partners, LP (NYSE: DKL)
- Drop-able logistics assets fuel 40%+ (1) increase in EBITDA and further supports double digit long term distribution growth
- Material GP benefits

Retail

- Integrated system supported by Big Spring refinery
- Approximately 306 stores in central/west Texas and New Mexico
- West Texas wholesale marketing business

Asphalt

- 15 terminals serving markets from Tennessee to the West Coast
- Approaching 1,000,000 tons/year of sales

Renewables

- 3 plants / 61 million gal/yr of biodiesel capacity

1) Growth based on asphalt and Big Spring drop downs. Please see slide 10 for additional information.
2) TEPPCO line space range based on allocation and seasonality through a year. Amounts will vary by month
3) Represents mid points of estimated ranges. Additional information provided on page 19 and page 20. Please see slide 24 for a Logistics EBITDA reconciliation.

3

Consideration/ Valuation • All stock transaction for remaining 53% equity ownership • Each Alon USA Energy, Inc. (“Alon”) shareholder will receive 0.5040 shares of Delek US Holdings, Inc. (“Delek”) common stock, resulting in pro forma ownership of approximately 76% to Delek shareholders and approximately 24% to Alon shareholders. This represents a 5.6% premium above the 20 trading day volume weighted ratio through and including December 30, 2016 of 0.477 • $675 million enterprise value of 53% interest, including proportionate assumption of Alon net debt of approximately $152 million and $59 million of market value for the non-controlling interest in Alon USA Partners, LP Synergies • Anticipated annual synergies of $85 - $105 million • Target 3% to 5% capital expenditures savings due to increased scale • Expect to achieve synergies on a run-rate basis in 2018, the first full year after transaction close through a combination of commercial, operational, cost of capital and corporate synergies Financial Strength and Flexibility • Transaction expected to be highly accretive to Delek’s earnings per share in 2018 (1) • 0.9x combined Net Debt / 2017E EBITDA (2); Balance sheet creates the possibility for cost-of-capital synergies • New $150 million share repurchase authorization in effect, which does not have an expiration date Dropdown Inventory • DK can leverage relationship with DKL to take advantage of logistics value to be unlocked from ALJ • Estimated increase in dropdown inventory of approximately $70 to $85 million in EBITDA (3) • Provides improved visibility for DKL future growth and supports distribution growth • As DKL distribution increases, higher cash flow to Delek US through GP, IDR and LP ownership Growth Opportunities • Financial flexibility will provide opportunity to support growth initiatives • Evaluate organic growth projects created by refining project backlog • Explore options for value creation from larger asset base Timing / Closing Conditions • Expect to close in the first half of 2017 • Subject to customary closing conditions, including regulatory and shareholder approvals Transaction Highlights 4 1) Based on 2018 consensus estimates from Factset on 12/30/16 for DK and ALJ plus $95.0 million of pre-tax synergies. 2) Based on 9/30 balance sheet. Delek US cash includes $377 million of proceeds from the sales of the retail related asset before taxes related to the transaction. Taxes are expected to be paid in early 2017. Based on 2017 consensus estimates for DK and ALJ plus $75.0 million of synergies excluding cost of capital synergies. 3) Please see slide 24 for a reconciliation of the logistics EBITDA.

Increased Scale and Asset Diversity Complementary Businesses with Strategically Located Assets; Increased Permian Basin Exposure 5 Alon USA Asset Overview(1) Refining • 147,000 bpd in total • Big Spring • 73,000 bpd • 10.5 complexity • Krotz Springs • 74,000 bpd • 8.4 complexity Retail • Approximately 306 stores • Southwest US locations • Largest licensee of 7- Eleven stores in the US Asphalt • 11 asphalt terminals located in TX, WA, CA, AZ and NV • Largest asphalt supplier in CA and second largest asphalt supplier in TX Alon USA Partners • ALJ owns 100% of the general partner and 81.6% of the limited partner interest interests in ALDW • ALDW owns the Big Spring refinery Delek US Asset Overview Refining • 155,000 bpd in total • El Dorado, AR • 80,000 bpd • 10.2 complexity • Tyler, TX • 75,000 bpd • 8.7 complexity Delek Logistics Partners • 9 terminals • Approximately 1,250 miles of pipeline • 8.5 million bbls of storage capacity • West Texas wholesale • Joint venture crude oil pipelines: RIO / Caddo 1) ALJ California refineries have not operated since 2012. Delek US Renewables • Biodiesel production: • Crossett, AR 12.3m gallon/yr • Cleburne, TX 10.6m gallon/yr Alon Renewables • Renewable Diesel • California – Alt Air 37.8m gallon capacity

Permian Basin Attractive Drilling Economics Support Growth Production continued to grow through the downturn in crude oil prices; Improved Efficiencies 6 Crude Oil Production Grew Despite Rig Decline (2) 1) Deutsche Bank Research, Permian Basin: “You are still the one” 11/28/17, breakeven based on flat natural gas of $3.00/MMbtu; NGLs priced 35% of WTI; regional commodity differential and 25% royalty 2) EIA for production through Mar. 2017, Drilling Productivity Report; and Baker Hughes drill rig information through March 17, 2017. 3) EIA production information through Mar. 2017, Drilling Productivity Report Permian Basin Estimated Breakeven Crude Oil Price(1) Crude Oil Production % Change since Jan. 2015 (3) $37.77 $37.95 $36.55 $39.57 $39.60 $39.86 $41.76 $42.39 $43.90 $45.20 $45.42 $45.51 $47.57 $47.68 $47.87 $49.27 $52.01 $52.45 $53.87 $54.83 $56.96 $59.52 $70.80 $- $20 $40 $60 $80 Lower Sprayberry - N Midland Eagle Ford - Oil Window Upper Wolfcamp - S Midland Upper Wolfcamp - N Midland STACK - Oil Window Bakken - Core - McKenzie Upper Wolfcamp - C Reeves Avalon Oil - New Mexico Upper Wolfcamp - S Reeves Niobrara - Middle Core MRL SCOOP -- Springer Bone Spring - NM Jo Mill - N Midland Middle Sprayberry - N Midland Niobrara - Middle Core XRL Bone Spring, TX Wolfcamp - NM Bakken - non core Eagle Ford - Condensate Lower Wolfcamp - C Reeves STACK - Condensate Brushy Canyon - NM Cline - N Midland -40% -30% -20% -10% 0% 10% 20% 30% 40% Ja n -1 5 M ar -1 5 M ay -1 5 Ju l- 15 Se p -1 5 N o v- 1 5 Ja n -1 6 M ar -1 6 M ay- 1 6 Ju l- 16 Se p -1 6 N o v- 1 6 Ja n -1 7 M ar -1 7 % C h an ge s inc e Ja n . 2 0 1 5 Permian Bakken Eagle Ford 0 100 200 300 400 500 600 - 500 1,000 1,500 2,000 2,500 Ja n -0 7 N o v- 0 7 Se p -0 8 Ju l- 09 M ay- 1 0 M ar -1 1 Ja n -1 2 N o v- 1 2 Se p -1 3 Ju l- 14 M ay- 1 5 M ar -1 6 Ja n -1 7 Ac ti ve R ig C o u n t Cru d e O il P ro d., 0 0 0 b p d Oil Prod. 000 Bbl/day Rig Count Permian WTI $48

Permian Basin Activity Improving As production increases should widen the differential between Midland and Cushing 7 1) Source: Baker Hughes Drilling Rig report through March 17, 2017. 2) Differential includes contango of $0.40/bbl (2012); contango of $0.07/bbl (2013); backwardation of $0.77/bbl (2014); contango of $0.97/bbl (2015); contango of $1.25/bbl (2016); contango of $1.01 (1Q17); $0.67 (2Q17); $0.29 (3Q17), $0.09 (4Q17); backwardation of $0.04 (1Q18) and $0.10 in 2Q18. Source: Argus – as of March 22, 2017; NYMEX futures settle prices. 3) TPH Research report, “Oil Global Supply & Demand: Model Update”, Drillinginfo, EIA, - March 2017. Permian Basin Drilling Rig Count(1) and WTI Price $0 $20 $40 $60 $80 $100 $120 0 100 200 300 400 500 600 Ju l- 1 4 A u g- 1 4 Se p -1 4 Oct -1 4 N o v- 1 4 D e c- 1 4 Ja n -1 5 Fe b -1 5 M ar -1 5 A p r- 1 5 M ay -1 5 Ju n -1 5 Ju l- 1 5 A u g- 1 5 Se p -1 5 Oct -1 5 N o v- 1 5 D e c- 1 5 Ja n -1 6 Fe b -1 6 M ar -1 6 A p r- 1 6 M ay -1 6 Ju n -1 6 Ju l- 1 6 A u g- 1 6 Se p -1 6 Oct -1 6 N o v- 1 6 D e c- 1 6 Ja n -1 7 Fe b -1 7 Cur re n t W TI, $ p er b b l R ig Cou n t Rig Count WTI, $/bbl -$7.00 -$6.00 -$5.00 -$4.00 -$3.00 -$2.00 -$1.00 $0.00 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 1Q 1 7 A 2Q 1 7 E 3Q 1 7 E 4Q 1 7 E 1Q 1 8 E 2Q 1 8 E S p er b b l. WTI Midland vs WTI Cushing, $/bbl (2) Permian Basin Crude Oil Production Growth (3) 0 1,000 2,000 3,000 4,000 5,000 2009 2011 2013 2015 2017E 2019E In 0 0 0 b p d Periods incl. backwardation/contango  Drilling rig count has increased since May 2016 and is approaching 310 rigs in early March  Improved efficiencies in the Permian Basin have benefitted rig production levels  Current differentials between Midland and Cushing have widened on the future curve into 2Q18  Forecast for continued production growth  Current takeaway pipeline capacity is adequate  Potential for tight production/takeaway capacity in future

Permian Basin Estimated Takeaway/Production Balance Current pipeline takeaway capacity adequate, but production growth may tighten balance 8 Chart Source: Simmons & Company research, March 2017. Provided for illustrative purposes to show potential balance. Based on exit rate Permian production. Actual results will vary based on market conditions, timing of projects, etc  Additional factors to consider:  A pipeline utilization rate of 85% to 90% should be applied to capacity to account for operating rates  Transportation cost becomes a key consideration in decision to ship when MVCs expire on pipelines 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 0 0 0 b ar re ls p er d ay EPD Midland to Sealy PAA Cactus (Exp.) SXL Permian Express 3 MMP/PAA Bridgetex (Exp.) Permian Longview/ LA Ext.(PELA) PAA Cactus SXL Permian Express 2 MMP/PAA Bridgetex MMP Longhorn Amdel West Texas Gulf Centurion Basin Refining SCI Crude Production Case 1 SCI Crude Production Case 2

Combined System with Over 300,000 bpd of Crude Throughput Capacity (~69% Permian Basin Based) Refining System with Permian Based Crude Slate 9 Increased Scale and Position  Increased refining capacity from 155,000 bpd to a 302,000 bpd four refinery system:  Tyler (DK) – light crude refinery with access to Permian Basin and east Texas sourced crude  El Dorado (DK) – flexibility to process medium and light crude with access to Permian Basin, local Arkansas, east Texas and Gulf Coast crudes  Big Spring (ALJ/ALDW) – advantageous location in the Permian Basin  Krotz Springs(ALJ) -- crude slate includes Permian, local and Gulf Coast sources 1) Provided in the January 3, 2017 presentation announcing the Delek US and Alon Transaction. 2) TPH Research; Crude slate - TSO includes WNR acquisition; WNR includes 100% of NTI; PBF includes both Chalmette & Torrance Permian Crude Access as % of Crude Slate (2)  Combined access of approximate 207,000 barrels per day of Permian crude  Equates to approximately 75 million barrels per year  Leverage to a $1/bbl change in differential is approximate $75 million  Largest exposure to Permian crude of the independent refiners as percentage of crude slate 0% 20% 40% 60% 80% % o f cr u d e sl at e Combined Access to Permian Basin Crude (1) 90 117 207 61% 75% 69% 0% 20% 40% 60% 80% 0 50 100 150 200 250 ALJ DK Combined % o f Cr u d e Sl at e In 0 0 0 b p d

Reduced capital expenditure needs following investment cycle; Focus on reliability and cost Delek US Refinery System has Benefited from Active Management 10 Capital Spending Management  Refineries improved through large capital investment cycle  Expanded capacity and improved flexibility in the system  Next turnarounds currently scheduled for 2019/2020  Reduced capital expenditure needs creates opportunity for increased free cash flow generation $46.1 $123.6 $199.1 $164.5 $27.9 $57.1 2012A 2013A 2014A 2015A 2016A 2017E ($ in millions) $4.00 $4.32 $4.16 $4.21 $3.73 2012 2013 2014 2015 2016 Refining System Operating Expense, $/bbl Sold Cost Management  Refining segment experienced a $4.5 million, or 8%, year-over-year reduction in operating expenses 4Q16, partially due to cost reduction initiatives  Procurement savings and cost control initiatives in place  Operating reliability plays a key role in cost management  Reliability consistent with 1st quartile performance in recent Solomon study (1)  Operating expense per barrel has been reduced in system Historical Refining Capital Expenditures 1) As measured by operational availability. 2) 2017E capital expenditures include sustaining maintenance, regulatory and discretionary related spending. (2)

$- $2 $4 $6 $8 $10 $12 V L O /N o rth A tl a n tic (Q u e b e c, U K ) V L O /M id -C o n tin e n t (O K , T N, T X ) P A R R /H a wai i V L O /G u lf C o a s t (L A , T X ) P S X /G u lf C o a s t D e lek /T yl e r, T X D e lek /E l D o ra d o , A R A lo n /B ig S p rin g , T X W N R /E l P a s o , T X T S O /P a cific N o rth we s t (A K , W A ) A lo n /K ro tz S p rin g s, L A C V R R /Co ffe yvi lle , K S P S X /A tl a n tic B a sin -E u ro p e T S O /M id -Co n ti n e n t (N D , U T ) M P C/G u lf C o a s t P B F /M id -C o n H F C/ S o u th wes t (N M ) P B F /E a st Co a s t M P C/ T o ta l (M W , G C ) W N R /S t P a u l P a rk H F C/ M id -Co n (O K , K S ) P B F /G u lf C o a s t M P C/ M id we s t V L O /We s t C o a s t C V R R /W y n n e w o o d , O K P S X /C e n tra l C o rrid o r P S X /We s te rn -P a cifi c T S O /C a lifo rn ia H S E /M idw e s t C V E /U S W N R /G a llu p , N M H F C/R o ckie s (U T , W Y ) Delek US Refining Capex Declining Creates Flexibility Combined low operating cost per barrel system with refining project backlog 11 Key Value Drivers • Competitive operating expense per barrel refining system • Combines Delek US’ expertise in investing/ improving assets with Alon’s focus on reliability • Delek US has completed large capital investment program in refining • Creates potential to apply resources to backlog of refining projects in Alon’s assets • Refineries that are near uniform technology and similar size • Allows more efficient application of best practices/expertise to larger system Low Opex vs. Peers (2016 Cash Cost / bbl)(1) Delek Alon 1) Source: TPH Research year to date basis through June 2016.

Strong Platform for Logistics Growth Created by Combination Growing Logistics Assets Support Crude Sourcing and Product Marketing 12 Key Value Drivers • Delek Logistics Partners provides platform to unlock logistics value • Increased access to Permian and Delaware basin through presence of Big Spring refinery • Improves ability to develop crude oil gathering and terminalling assets 1) 2017E based on current sell-side consensus per Factset as of 12/30/16. Information for illustrative purposes only to show potential based on estimated dropdown assets listed. Actual amounts will vary based on market conditions, which assets are dropped, timing of dropdowns, actual performance of the assets and Delek Logistics in the future. 2) Based on 7x multiple. 3) Please see slide 24 for a reconciliation of EBITDA. Strong EBITDA Growth Profile Supporting Distribution Growth (1) $112 $12 $34 $32 $190 $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 $200.0 2017 DKL EBITDA (1) Asphalt Drop down Inventory Big Spring Drop Down Inventory Krotz Springs Drop Down Inventory Total EBITDA Potential • Drop downs, excluding Krotz Springs, create significant cash flow to Delek • $42-$50m EBITDA equates to ~$300-350m cash proceeds to DK (2) • Provides visibility for continued DKL LP double digit distribution growth • Significant GP benefits Dropdown Item Estimated EBITDA ($ million / year) Asphalt Terminals $11-13 Big Spring Asphalt Terminal $9-11 Big Spring assets $8-10 Big Spring Wholesale Marketing $14-16 Total Excluding Krotz Springs $42-50 Krotz Springs assets $30-34 Total $72-84 (3) ($ in millions)

13 Delek US GP and IDR Ownership is in DKL in the high splits Future Potential Dropdowns to DKL Benefit Delek US Cash Flow Supports Long Term Distribution Growth at Delek Logistics Total Quarterly Distribution Per Unit Target Amount Unitholders General Partner Minimum Quarterly Distribution below $0.37500 98.0% 2.0% First Target Distribution $0.37500 to $0.43125 98.0% 2.0% Second Target Distribution $0.43125 to $0.46875 85.0% 15.0% Third Target Distribution $0.46875 to $0.56250 75.0% 25.0% Thereafter above $0.56250 50.0% 50.0% • DKL Distribution was $0.68/unit for 4Q 2016 • DKL distribution growth target per LP unit of at least 10% annually through 2019 • Delek US Ownership: • 61% of LP Units • 2% GP Interest (1) Based on no change in number of units and assumes all units are paid distribution, including IDRs to Delek US and its affiliates. Targeted annual growth rate in distribution based on 10% through 2019 per Delek Logistics guidance in 4Q16 earnings release. Growth based on declared amounts. Growth from 2019 to 2020 based on 10% per year. Delek US and affiliates own approximately 61% of limited partner units and 100% of the general partner units. Information for illustrative purposes only, actual amounts will be determined by Delek Logistics based on future performance and pursuant to its partnership agreement. Assumed Annual Distribution (LP and GP) to Delek US if Delek Logistics were to have a long term distribution growth of 10% per year.(1) Combination of all Alon logistic assets, including asphalt, could potentially support growth to 2020 $28.1 $33.1 $38.3 $42.7 $47.0 $51.7 $56.8 $1.9 $5.0 $12.4 $18.8 $25.7 $33.2 $41.6 $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 2014 2015 2016 2017E 2018E 2019E 2020E Distribution - LP Distribution - GP $ in millions 2016 – 2020E GP distribution CAGR +35%

DKL Joint Venture Pipeline Projects

Strategic position in Delaware Basin; Increased Support to Delek US El Dorado refinery

Rio Pipeline (Delaware Basin)

- Rangeland (67%)/ DKL (33%)
- Cost: $119 million
- Capacity: 55,000 bpd
- Length: 107 miles
- Completed: Sept. 2016
- Benefitting from increased drilling activity in the area; offers connection to Midland takeaway pipelines


CARLSBAD
NM
TX
LOVING
RIO STATE LINE TERMINAL
RIO LINE
RIO MIDLAND DELIVERY
COLORADO CITY
MIDLAND
ODESSA
CRANE
PLAINS BASIN
SUNOCO WEST TEXAS GULF
BRIDGETEX
MAGELLAN LONGHORN
DELEK LOGISTICS (DKL)
PRODUCT TERMINAL
THIRD-PARTY CRUDE PIPELINE
RIO JV CRUDE PIPELINE
TANK FARM
PUMP STATION


TEXARKANA
TX
MAGNOLIA
EL DORADO
El Dorado
Magnolia
Sunoco Mid-Valley
HAYNESVILLE
Plains Red River
LONGVIEW
Sunoco
West Texas Gulf
Caddo
Exxon Northline
SHREVEPORT
BROWN
FINNEY
LA
DELEK LOGISTICS (DKL)
PRODUCT TERMINAL
THIRD-PARTY CRUDE PIPELINE
DKL CADDO JV CRUDE PIPELINE
DKL CRUDE PIPELINE
TANK FARM
THIRD-PARTY TANK FARM
PUMP STATION
DELEK REFINERY

Caddo Pipeline

- DKL (50%)/Plains (50%)
- Est. Cost: $123 million (1)
- Capacity: 80,000 bpd
- Length: 80 miles
- Completed: Jan. 2017
- Provides additional logistics support to El Dorado refinery with third crude supply source

- DKL targets EBITDA multiple is 8x to 10x investment at the joint venture level (2)
- DK an anchor shipper on both projects

(1) Estimated total project costs pending final construction amounts at Caddo. DKL is a 50% partner in the project.
(2) Target EBITDA multiple. Actual performance will vary based on market conditions and operations which may change the actual multiple in future periods.

14

1.39x 1.32x 1.35x 1.30x 1.61x 2.02x 1.42x 1.67x 1.23x 1.47x 1.50x 1.17x 1.19x 1.31x 0.99x 0.90x 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 3Q 15 4Q15 1Q16 2Q16 3Q16 4Q16 DKL Increased Distribution with Conservative Coverage and Leverage 15 Distributable Cash Flow Coverage Ratio (2)(3) 1.70x 1.58x 2.28x 2.40x 3.21x 2.69x 2.55x 2.56x 3.00x 3.14x 3.11x 3.49x 3.48x 3.47x 3.70x 3.85x 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 Revolver Leverage Ratio (4) (1) MQD = minimum quarterly distribution set pursuant to the Partnership Agreement. (2) Distribution coverage based on distributable cash flow divided by distribution amount in each period. Please see page 31 for reconciliation. (3) 4Q16 based on total distributions to be paid on February 14, 2017. (4) Leverage ratio based on LTM EBITDA as defined by credit facility covenants for respective periods. Avg. 1.35 in 2013 Avg. 1.68x in 2014 Avg. 1.37x in 2015 Avg. 1.09x in 2016 Distribution per unit has been increased sixteenth consecutive times since the IPO $0.375 $0.385 $0.395 $0.405 $0.415 $0.425 $0.475 $0.490 $0.510 $0.530 $0.550 $0.570 $0.590 $0.610 $0.630 $0.655 $0.680 MQD (1) 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 Increased 81% through 4Q 2016 distribution

Alon Transaction Expands Retail/ Wholesale System in Southwest Integrated wholesale marketing and retail network at Big Spring; complementary to DKL west Texas 16 Alon Refinery Legend: Big Spring Krotz Springs Branded license agreement and payment card location Branded company-operated and distributor location Unbranded supply available Phoenix Tucson El Paso Abilene Wichita Falls Albuquerque DKL served terminals • Combination diversifies asset base with Alon’s product marketing platform and 306 store retail system in Central/west Texas and New Mexico • Flexibility to sell product east and west of the refinery depending on market dynamics and can access the Phoenix and Tucson markets • Supplies ~640 branded sites, including substantially all of Alon’s retail sites • In 2015, wholesale fuel sales volumes totaled over 1 billion gallons • Extends Delek’s marketing reach beyond the west Texas wholesale business that serves terminals in San Angelo, Abilene, Odessa, and Aledo through DKL

Robust Synergy Opportunity from DK/ALJ Combination 17 Expect to achieve run-rate synergies of approximately $85 - $105 million in 2018 Commercial • Logistics, purchase and trading benefits from a larger platform • $20-$35 m Operational • Sharing of resources across the platform; improved insurance and procurement efficiencies • $13-$15 m Cost of Capital • Benefit from Delek US’ financial position to reduce interest expense through refinancing efforts • $19-$20 m Corporate • Reducing the number of public companies; consolidating functions to improve efficiencies • $33-$35 m Corporate Cost of Capital Operational Commercial $85-$105 ($ in millions)

Capital Invested in the Business and Returned to Shareholders

Financial Highlights

- **At December 31, 2016**
  - Cash of $689.2 million; Debt of $832.9 million
  - Includes $392.6 million of debt at Delek Logistics (DKL)
  - Excluding DKL, Delek US' net cash position was approximately $248.8 million
- **Closed sale of retail related assets for $535.0 million on Nov. 14, 2016**
  - Plus $17.9 million net cash on hand and working capital adjustment
  - Paid $156.0 million of debt, $13.4 million prepayment fee and $4.6 million of transaction cost at closing
  - **$378.9 million net cash proceeds before tax** [2]
  - Improves financial flexibility
- **Capital allocation focused on cash returned to shareholders, acquisitions and capital program**
  - $30 million DKL limited partner unit repurchase authorization[3]
  - $150 million DK share repurchase plan[3]

Cash Balance ($MM) [1]


$61
$40
$219
$590
$383
$430
$287
$343
$364
$315
$689
2009
2010
2011
2012
2013
2014
2015
1Q16
2Q16
3Q16
4Q16

Dividends Declared ($/share)


Regular
Special
$0.15
$0.15
$0.15
$0.15
$0.33
$0.18
$0.15
$0.60
$0.39
$0.21
$0.95
$0.55
$0.40
$1.00
$0.40
$0.60
$0.60
$0.60
$0.60
$0.60
2009
2010
2011
2012
2013
2014
2015
2016

DK Share Repurchases ($MM)


$37
$75
$42
$6
2013
2014
2015
2016

1) Amounts prior to 4Q16 have been adjusted to removed cash associated the retail operations that were sold in November 2016.
2) Cash proceeds from retail sale before taxes. Estimated taxes to be in the first half of 2017.
3) These plans do not have expiration dates.

18

Financial Strength and Flexibility for the Combined Company Benefits from Delek’s financial position 19 Key Value Drivers • Combined balance sheet should have financial flexibility • Opportunity for cost of capital benefits from combination estimated to be approximately $20 million • Financial position allows capital allocation program to include: • Evaluation of organic growth opportunities of a larger company • Return cash to shareholders through dividends and share repurchases (1) Based on individual company filings as of 12/31/16. Projected capitalization based on Dec. 31, 2016 (1) ($ in millions) Delek US Alon Combined Current Debt $84.4 $16.4 $100.8 Long-Term Debt 748.5 511.6 1,260.1 Total Debt $832.9 $528.0 $1,360.9 Cash ($689.2) ($136.3) ($825.5) Net Debt $143.7 $391.7 $535.4

Initiatives from new administration may benefit refining industry Government Policy Update 20 Ethanol RINs Prices (1) 1) Ethanol RINs prices from OPIS, March 23, 2017 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 4Q 1 2 1Q 1 3 2Q 1 3 3Q 1 3 4Q 1 3 1Q 1 4 2Q 1 4 3Q 1 4 4Q 1 4 1Q 1 5 2Q 1 5 3Q 1 5 4Q 1 5 1Q 1 6 2Q 1 6 3Q 1 6 4Q 1 6 Oct . N o v. D e c. Ja n . Fe b . M ar. A vg M ar. 2 3 $ p er b b l.  Renewable Fuel Obligation  Potential for a change in program has effected RINs prices since October. Policy uncertainty has created volatility.  Positive for refining operations  Lower direct cost for RINs  Reduces margin of non-obligated parties in the wholesale markets  Corporate Tax Rate  Positive discussions around tax reform that includes a lower corporate tax rate.  Delek US and Alon USA have deferred tax liabilities that may be revalued in a lower corporate tax environment  Border Adjusted Tax  Tax reform discussions continue to include this option  Structure and effect unclear at this point  Delek US does not currently import crude and does export limited product to Mexico

21 Complementary Logistics Systems Significant Organic Growth / Margin Improvement Opportunities Focus on Shareholder Returns Strong Balance Sheet Strategically Positioned Refining Platform Questions and Answers

22 Additional Information No Offer or Solicitation This communication relates to a proposed business combination between Delek US and Alon. This announcement is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Additional Information and Where to Find It This communication may be deemed to be solicitation material in respect of the proposed transaction between Delek US and Alon. In connection with the proposed transaction, Delek US and/or Alon may file one or more proxy statements, registration statements, proxy statement/prospectuses or other documents with the SEC. This communication is not a substitute for the proxy statement, registration statement, proxy statement/prospectus or any other documents that Delek US or Alon may file with the SEC or send to stockholders in connection with the proposed transaction. STOCKHOLDERS OF DELEK US AND ALON ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT(S), REGISTRATION STATEMENT(S) AND/OR PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of Delek US and/or Alon, as applicable. Investors and security holders will be able to obtain copies of these documents, including the proxy statement/prospectus, and other documents filed with the SEC (when available) free of charge at the SEC's website, http://www.sec.gov. Copies of documents filed with the SEC by Delek US will be made available free of charge on Delek US’ website at http://www.delekus.com or by contacting Delek US’ Investor Relations Department by phone at 615-435-1366. Copies of documents filed with the SEC by Alon will be made available free of charge on Alon's website at http://www.alonusa.com or by contacting Alon's Investor Relations Department by phone at 972-367- 3808. Participants in the Solicitation Delek US and its directors and executive officers, and Alon and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Delek US common stock and Alon common stock in respect of the proposed transaction. Information about the directors and executive officers of Delek US is set forth in the proxy statement for Delek US’ 2016 Annual Meeting of Stockholders, which was filed with the SEC on April 5, 2016, and in the other documents filed after the date thereof by Delek US with the SEC. Information about the directors and executive officers of Alon is set forth in the proxy statement for Alon's 2016 Annual Meeting of Shareholders, which was filed with the SEC on April 1, 2016, and in the other documents filed after the date thereof by Alon with the SEC. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Appendix

Non GAAP Reconciliations of Potential Dropdown EBITDA (1) 24 (1) Based on projected range of potential future logistics assets that could be dropped to Delek Logistics from Delek US in the future. Amounts of EBITDA, net income and timing will vary, which will affect the potential future EBITDA and associated deprecation and interest at DKL. Actual amounts will be based on timing, performance of the assets, DKL’s growth plans and valuation multiples for such assets at the time of any transaction. Reconciliation of Forecasted Logistics Dropdown EBITDA to Forecasted Amounts under US GAAP Delek Logistics Partners LP ($ in millions) Forecasted Net Income Range 13.6$ 15.9$ Add: Depreciation and amortization expenses 33.6$ 39.2$ Add: Interest and financing costs, net 24.8$ 28.9$ Forecasted EBITDA Range 72.0$ 84.0$ Potential Dropdown Range

Delek US Focused on Growth through Acquisitions



2005 to 2007
2011 to 2012
2013 to Current
Assets Purchased
Crude Gathering
Crude Logistics
Refining
Product Logistics
Retail
2011 SALA Gathering Lion Oil acquisition
Increased Gathering East and West Texas
2011 Paline Pipeline $50 mm
2012 Nettleton Pipeline $12.3 mm
DKL Joint Ventures RIO Pipeline Caddo Pipeline Exp. Inv.: ~$104 mm
2005 Tyler refinery & related assets $68.1 mm(1)
2011 Lion refinery & related pipeline & terminals $228.7 mm(1)
2013 Biodiesel Facility $5.3 mm
2014 Biodiesel Facility $11.1 mm
2015 47% ownership in Alon USA
2017 Definitive agreement to acquire rest of Alon USA
2006 Abilene & San Angelo terminals $55.1 mm
2012 Big Sandy terminal & pipeline $11.0 mm
2013 Tyler-Big Sandy Pipeline $5.7 mm
2013 North Little Rock Product Terminal $5.0 mm
2014 Mt. Pleasant System $11.1 mm (2)
2014 Frank Thompson Transport $11.9 mm
Acquisition Completed 171 retail fuel & convenience stores & related assets $157.3 mm
2011 - 2014 Building new large format convenience stores
2015 47% ownership in Alon USA
2016 Sold MAPCO for $535mm
2017 Definitive agreement to acquire rest of Alon USA

(1) Includes logistic assets in purchase price. Purchase price includes working capital for refineries.
(2) Mt. Pleasant includes $1.1 million of inventory.

Refinery Segment
Logistics Segment
Retail Segment

25

26 Summary Organization Structure (1) As of December 31, 2016, a 5.1% interest in the Delek US ownership interest in the general partner is held by three members of senior management of Delek US. The remaining ownership interest is indirectly held by Delek. Market cap based on share prices on March 23, 2017. 94.9% ownership interest (1) 2.0% interest General partner interest Incentive distribution rights Delek Logistics Partners, LP NYSE: DKL Market Cap: $777 million Delek Logistics GP, LLC (the General Partner) Delek US Holdings, Inc. NYSE: DK Market Cap: $1.6 billion 60.7% interest Alon USA NYSE: ALJ Market Cap: $906 million 47% interest

54% 55% 54% 55% 39% 39% 40% 40% 7% 6% 6% 5% 0% 20% 40% 60% 80% 100% 120% 2013 2014 2015 2016 Gasoline Diesel Petro/Other 62,304 65,523 60,704 70,773 Tyler Refinery Overview 27  Overview  Niche market generally priced above Gulf Coast; supported by Delek Logistics' terminals  Crude slate consists of approx. 65 kbpd Midland sourced crude; plus east Texas and Cushing crudes  Completed schedule turnaround in March 2015; FCC reactor replaced; next scheduled turnaround 2020  15 kbpd crude processing expansion completed in March 2015  Achieved 75 kbpd crude throughput rate  Product yield in line with pre-expansion level  Focus on balancing expanded production level with refining margin to maximize capture rate 75,000 bpd niche refinery serving Tyler, Texas and surrounding area Total Production, bpd $4.63 $4.41 $4.52 $3.73 2013 2014 2015 2016 Operating Expense Per Barrel Sold Note: Delek US capture rate is defined as refining gross margin per barrel divided by WTI Gulf Coast 5-3-2 crack spread.

80,000 bpd refinery with crude slate flexibility to process light and medium gravity crudes El Dorado Refinery Overview 28 1) COPEC is a wholly owned subsidiary of Compania de Petroleos de Chile COPEC S.A, which owns and operates convenience stores in Chile, Columbia, Panama, Ecuador, Peru and Mexico. On Nov. 14, 2016 Delek US closed the transaction to sell its retail related business to COPEC.  Overview  Inland PADD III refinery located in Southern Arkansas  Flexible crude sourcing  Access to Gulf Cost crudes beginning in August 2016  Midland, local Arkansas, east Texas  Rail offloading capability  Mid Valley and Exxon North crude oil pipeline access  Ability to support a portion of retail fuel needs on direct/indirect basis through 18 month supply agreement with COPEC (1)  Improved flexibility and throughput in 1Q 2014 turnaround; next scheduled turnaround 2019  Pre-flash tower project improved light crude processing capability to approximately 80,000 bpd  Replaced FCC reactor with state of the art technology 49% 50% 52% 54% 38% 39% 37% 36% 11% 9% 8% 7% 3% 2% 3% 3% 0 0 0 1 1 1 1 2013 2014 2015 2016 Gasoline Diesel Asphalt Petro/Other 71,642 71,286 77,806 75,027 Total Production, bpd $4.06 $3.94 $3.97 $3.73 2013 2014 2015 2016 Operating Expense Per Barrel Sold

U.S. Refining Environment Trends

Refined Product Margins and WTI-Linked Feedstock Favor Delek US



Brent-WTI Cushing Spread Per Barrel (1)
WTI 5-3-2 Gulf Coast Crack Spread Per Barrel(2)
LLS 5-3-2 Gulf Coast Crack Spread Per Barrel(2)
$50
$40
$30
$20
$10
$0
-$10
-$20
-$30
Jan-10 … Mar-17

(1) Source: Platts; 2016 data is as of March 23, 2017; 5-3-2 crack spread based on HSD
(2) Crack Spreads: (+/-) Contango/Backwardation

29

($14.00) ($12.00) ($10.00) ($8.00) ($6.00) ($4.00) ($2.00) $0.00 $2.00 Ja n -1 1 Fe b -1 1 M ar -1 1 A p r- 11 M ay -1 1 Ju n -1 1 Ju l-1 1 A u g- 1 1 Se p -1 1 O ct-1 1 N o v- 1 1 De c- 1 1 Ja n -1 2 Fe b -1 2 M ar -1 2 A p r- 12 M ay -1 2 Ju n -1 2 Ju l-1 2 A u g- 1 2 Se p -1 2 O ct-1 2 N o v- 1 2 De c- 1 2 Ja n -1 3 Fe b -1 3 M ar -1 3 A p r- 13 M ay -1 3 Ju n -1 3 Ju l-1 3 A u g- 1 3 Se p -1 3 O ct-1 3 N o v- 1 3 De c- 1 3 Ja n -1 4 Fe b -1 4 M ar -1 4 A p r- 14 M ay -1 4 Ju n -1 4 Ju l-1 4 A u g- 1 4 Se p -1 4 O ct-1 4 N o v- 1 4 De c- 1 4 Ja n -1 5 Fe b -1 5 M ar -1 5 A p r- 15 M ay -1 5 Ju n -1 5 Ju l-1 5 A u g- 1 5 Se p -1 5 O ct-1 5 N o v- 1 5 De c- 1 5 Ja n -1 6 Fe b -1 6 M ar -1 6 A p r- 16 M ay -1 6 Ju n -1 6 Ju l-1 6 A u g- 1 6 Se p -1 6 O ct-1 6 N o v- 1 6 De c- 1 6 Ja n -1 7 Fe b -1 7 M ar -1 7 A p r- 17 WTI Midland vs. WTI Cushing Crude Pricing Access to Midland Crudes Benefits Margins ($ per barrel) 117,000 bpd of Midland crude in DK system 30 Source: Argus – as of March 23, 2017

31 DKL: Reconciliation of Cash Available for Distribution (1) Distribution for forecast period based on $1.50 per unit; Distribution for year ended December 31, 2013, 2014, 2015 and 2016 based on actual amounts distributed during the periods; does not include a LTIP accrual. Coverage is defined as cash available for distribution divided by total distribution. (2) Results in 2013, 2014 and 2015 are as reported excluding predecessor costs related to the drop down of the tank farms and product terminals at both Tyler and El Dorado during the respective periods. Note: May not foot due to rounding and annual adjustments that occurred in year end reporting.

DKL: Income Statement and Non-GAAP EBITDA Reconciliation

Delek Logistics Partners LP Income Statement and EBITDA Reconciliation

	Forecast 9/30/13 [1][2][3]	1Q13 [4]	2Q13 [4]	3Q13 [4]	4Q13 [4]	2013 [4]	1Q14 [4]	2Q14	3Q14	4Q14	2014 [4]	1Q15 [5]	2Q15	3Q15	4Q15	2015	1Q16	2Q16	3Q16	4Q16	2016
Total Net Sales	**$797.1**	**$210.9**	**$230.1**	**$243.3**	**$223.1**	**$907.4**	**$203.5**	**$236.3**	**$228.0**	**$173.3**	**$841.2**	**$143.5**	**$172.1**	**$165.1**	**$108.9**	**$589.7**	**$104.1**	**$111.9**	**$107.5**	**$124.7**	**$448.1**
Cost of Goods Sold	(721.8)	(187.9)	(208.0)	(218.2)	(197.3)	(811.4)	(172.2)	(196.6)	(194.1)	(134.3)	(697.2)	(108.4)	(132.5)	(124.4)	(71.0)	(436.3)	(66.8)	(73.1)	($73.5)	($88.8)	(302.2)
Operating Expenses	(18.7)	(5.9)	(6.1)	(6.6)	(7.2)	(25.8)	(8.5)	(9.5)	(10.2)	(9.7)	(38.0)	(10.6)	(10.8)	(11.6)	(11.7)	(44.8)	(10.5)	(8.7)	($9.3)	($8.8)	(37.2)
Contribution Margin	**$56.6**	**$17.2**	**$16.1**	**$18.4**	**$18.6**	**$70.3**	**$22.8**	**$30.2**	**$23.7**	**$29.3**	**$106.0**	**$24.5**	**$28.8**	**$29.1**	**$26.2**	**$108.6**	**$26.8**	**$30.0**	**$24.7**	**$27.2**	**$108.7**
Depreciation and Amortization	(9.3)	(2.4)	(2.4)	(2.6)	(3.4)	(10.7)	(3.4)	(3.5)	(3.7)	(3.9)	(14.6)	(4.0)	(4.7)	(4.5)	(5.9)	(19.2)	(5.0)	(4.8)	($5.4)	($5.6)	(20.8)
General and Administration Expense	(7.7)	(1.7)	(1.1)	(1.8)	(1.7)	(6.3)	(2.6)	(2.2)	(2.5)	(3.3)	(10.6)	(3.4)	(3.0)	(2.7)	(2.3)	(11.4)	(2.9)	(2.7)	($2.3)	($2.3)	(10.3)
Gain (Loss) on Asset Disposal	-	-	-	-	(0.2)	(0.2)	-	(0.1)	-	-	(0.1)	-	-	-	(0.1)	(0.1)	0.0	-	($0.0)	$0.0	0.0
Operating Income	**$39.6**	**$13.1**	**$12.6**	**$14.0**	**$13.3**	**$53.2**	**$16.8**	**$24.4**	**$17.5**	**$22.1**	**$80.8**	**$17.1**	**$21.1**	**$21.8**	**$17.9**	**$77.9**	**$19.0**	**$22.5**	**$17.0**	**$19.2**	**$77.7**
Interest Expense, net	(3.6)	(0.8)	(0.8)	(1.2)	(1.8)	(4.6)	(2.0)	(2.3)	(2.2)	(2.1)	(8.7)	(2.2)	(2.6)	(2.8)	(3.0)	(10.7)	(3.2)	(3.3)	($3.4)	($3.7)	(13.6)
Loss on Equity Method Invesments													(0.1)	(0.3)	(0.1)	(0.6)	(0.2)	(0.2)	($0.3)	($0.4)	(1.2)
Income Taxes	-	(0.1)	(0.1)	(0.3)	(0.2)	(0.8)	(0.1)	(0.3)	(0.2)	0.5	(0.1)	(0.3)	(0.1)	(0.1)	0.6	0.2	(0.1)	(0.129)	($0.1)	$0.3	(0.1)
Net Income	**$36.0**	**$12.2**	**$11.8**	**$12.5**	**$11.3**	**$47.8**	**$14.7**	**$21.8**	**$15.1**	**$20.5**	**$72.0**	**$14.6**	**$18.3**	**$18.6**	**$15.3**	**$66.8**	**$15.4**	**$18.9**	**$13.2**	**$15.3**	**$62.8**
EBITDA:																					
Net Income	$36.0	$12.2	$11.8	$12.5	$11.3	$47.8	$14.7	$21.8	$15.1	$20.5	$72.0	$14.6	$18.3	$18.6	$15.3	$66.8	$15.4	$18.9	$13.2	$15.3	$62.8
Income Taxes	-	0.1	0.1	0.3	0.2	0.8	0.1	0.3	0.2	(0.5)	0.1	0.3	0.1	0.1	(0.6)	(0.2)	0.1	0.1	$0.1	($0.3)	0.1
Depreciation and Amortization	9.3	2.4	2.4	2.6	3.4	10.7	3.4	3.5	3.7	3.9	14.6	4.0	4.7	4.5	5.9	19.2	5.0	4.8	$5.4	$5.6	20.8
Interest Expense, net	3.6	0.8	0.8	1.2	1.8	4.6	2.0	2.3	2.2	2.1	8.7	2.2	2.6	2.8	3.0	10.7	3.2	3.3	$3.4	$3.7	13.6
EBITDA	$48.9	$15.5	$15.0	$16.6	$16.7	$63.8	$20.2	$27.9	$21.2	$26.1	$95.4	$21.1	$25.7	$26.1	$23.6	$96.5	$23.7	$27.1	$22.0	$24.4	$97.3

(1) Includes approximately $2.0 million of estimated annual incremental general and administrative expenses expected to incur as a result of being a separate publicly traded partnership.
(2) Interest expense and cash interest both include commitment fees and interest expense that would have been paid by the predecessor had the revolving credit facility been in place during the 12 months ended 9/30/13 period presented and Delek Logistics had borrowed $90.0 million under the facility at the beginning of the period. Interest expense also includes the amortization of debt issuance costs incurred in connection with our revolving credit facility.
(3) Forecast provided in the IPO prospectus on Nov. 1, 2012.
(4) Results in 2013 and 2014 are as reported excluding predecessor costs related to the drop down of the tank farms and product terminals at both Tyler and El Dorado during the respective periods.
(5) Results for 1Q15 are as reported excluding predecessor costs related to the 1Q15 drop downs.
Note: May not foot due to rounding.

32

Investor Relations Contact: Assi Ginzburg Keith Johnson Chief Financial Officer Vice President of Investor Relations 615-435-1452 615-435-1366